                                                                    EXHIBIT 10.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-58832, 333-58836, and 333-58840 of UTi Worldwide Inc. on Form S-8 of our report dated April 6, 2001 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of IAS 10, revised
1999) appearing in this Annual Report on Form 20-F of UTi Worldwide Inc. for the year ended January 31, 2001.


/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

May 3, 2001